GRAND PRIX FUNDS, INC.

   Supplement to Prospectus Dated November 30, 1998

Reduced Sales Charge

          You will be entitled to a reduced sales
charge if you purchase Fund shares on Friday, January
15, 1999. Any investor who purchases Fund shares on January 15, 1999, will pay an initial sales charge of 1.00% of the offering price regardless of the amount of shares purchased.

     This information supplements the information contained on pages 15-21 of the Prospectus and elsewhere therein.



This Supplement should be retained with your Prospectus
                 for future reference.

  The date of the Prospectus Supplement is January 8,
                         1999.

MW1-151563-2